SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   July 10, 2007

Chinese Manufacturers Online Corp.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-51884
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

115 Route 46 West, Suite B-12
Mountain Lakes, NJ 07046
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

973-299-9888
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective July 10, 2007, Tyrol Tang, Terry Moritz, Michael Mai, Sam Guo, and Frank Hawkins were elected by a vote of the sole shareholder of the Company as members of the Company’s Board of Directors.  Effective July 20, 2007, Weiguo Xiao and Dianfu Wang were elected by a vote of the sole shareholder of the Company as members of the Company’s Board of Directors.

Tyrol Tang, Director

Mr. Tang, age 49, has more than 20 years of project management and development experience in the information technology industry. Since 1990, he owned and operated his own consulting business and contracted with multiple companies and institutions including CitiGroup, TheStreet.com, Columbia University, University of Medicine and Dentistry of New Jersey, Garden State Multiple Listing System, etc. Through these projects, Mr. Tang established a strong network of business and built a very solid foundation in management and technical development. In year 2000, he expanded his business to operate a local technical teaching institute and running a startup B-to-B website. Being the owner, Mr. Tang was involved in everything in the business cycle and gained extensive experience in running the online business.

Mr. Tang earned two Master of Science Degrees from New Jersey Institute of Technology, one in Computer Science in 1987 and other in Traffic Engineering in 1989. Before entering Graduate school, Mr. Tang earned a B.Sc. degree in Computer Science from The University of Western Ontario, Canada in 1984.

No transactions have occurred in the last two years to which the Company was a party in which Mr. Tang has had or is to have a direct or indirect material interest.  Mr. Tang has signed an employment agreement with the Company.

Dr. Terry Moritz, Director

Dr. Moritz, age 60, has an extensive background in project management and implementation of marketing strategies in the Information Technology field. He achieved a BS in Computer Science, a BS in Electronics, an MS in Industrial Engineering and a Ph.D. in Economics. He has over 25 years of experience in field management. Former employers include Texas Instruments, Digital Equipment, IBM, Novell, Iomega Corporations, US-University of Colorado, and Westwood College of Technology.

From November 1998 to July 2004, Dr. Moritz was the Program Director for IT, E-Bus., Computer Programming, and Computer Networking all AS and BS- programs at Westwood College of Technology, Anaheim, California.

From March 1999 to July 2006, Dr. Moritz was President and CEO for Consulting, Project Management and Training projects at Swiss Chalet USA, Inc., Anaheim California & Grants Pass, Oregon.

From August 2006 to July 2007, Dr. Moritz was Chief Operation Officer at China Culture & Trade Center, City of Industry, California.

No transactions have occurred in the last two years to which the Company was a party in which Dr. Moritz has had or is to have a direct or indirect material interest.  Dr. Mortiz has signed an employment agreement with the Company.

Mr. Frank Hawkins, Director

Mr. Frank Hawkins, age 66, has been CEO of Hawk Associates, Inc., a leading small cap investor relations firms serving clients in the U.S., China and Vietnam, since he founded the company in 1995. He is also a co-founder of the Hanoi-based Vietnam Financial Media Corporation. Mr. Hawkins was formerly president of the Access Asia Group, a small conglomerate in Hong Kong.

Previously, he served as vice president/corporate relations and planning and head of the investor relations program at Knight-Ridder, Inc. During that time, the company won every major national investor relations award, in some cases, numerous times.

In the early part of his career, Hawkins served with U.S. Intelligence in Germany and went on to become a foreign and war correspondent in Asia, the Middle East and Europe for the Associated Press before heading up AP-Dow Jones in London.

An expert in corporate strategy and information programs and communications for small publicly traded companies, he has been involved in stock listings in New York, Tokyo and Frankfurt and company presentations in major financial centers in the U.S. as well as London, Zurich, Geneva, Tokyo and Singapore. A graduate of the Defense Language Institute, he is fluent in German. He has a B.S. degree in government from Cornell University and is author of "Ritter's Gold," an adventure novel published in several languages by the New American Library. Hawkins is a member of the Association of Former Intelligence Officers and the Audubon Society. He is listed in Who's Who in America and Who's Who in the World and serves on the board of the Florida Keys Electric Cooperative and the Vietnam Financial Media Corporation in Hanoi.

No transactions have occurred in the last two years to which the Company was a party in which Mr. Hawkins has had or is to have a direct or indirect material interest.  Mr. Hawkins has signed an employment agreement with the Company.

Mr. Michael Mai, Director

Mr. Mai, age 52, heads the China Culture & Trade Center Group USA, CCTC, as the Chairman and Chief Executive Office, and helps the company to build a direct bridge between US and Chinese groups for better cultural and entertainment exchange since January, 2006. On August 2004, Mr. Mai had also appointed the position of Chief Executive Office for Everyoung USA/MSL Culture & Entertainment, which was later merged with CCTC.

From January 2001 to December 2005, Mr. Mai had also had his own business in adult daycare industry, Mikkon Adult Day Health Care Center. This business was operated under Mikkon Corporation, at which Mr. Mai was the president.

In addition to the principles of the above business entities, Mr. Mai was also serviced in other companies as general manager and manager as well. With the extensive experience in working with multi-cultural background, Mr. Mai was awarded the Outstanding Chinese Award from Chinese Daily Newspaper in Los Angeles in 2003. He was also elected as president of China Ethnic Culture and Arts Association, Los Angeles.

Mr. Mai achieved BA in English in 1982 from South China Normal University and MA in Education in 1990 from University of San Francisco.

No transactions have occurred in the last two years to which the Company was a party in which Mr. Mai has had or is to have a direct or indirect material interest.  Mr. Mai has signed an employment agreement with the Company.

Mr. Sam Guo, Director

Mr. Guo, age 49, has more than 25 years of management experience, especially in the international trade industry. Since 2004, Mr. Guo has been an Adjunct professor, at UC Berkeley, Haas School of Business, an adjunct professor, Department of Business and Management, UCLA Extension and an adjunct professor at Graziadio School of Business and Management, Pepperdine University. Since 2000, Mr. Guo has been the president of Amax Global, Inc., a US-China business consulting company, in Guangzhou, China and Los Angeles. From 2000 to 2001, Mr. Guo was the Regional Sales Director, Asia Network Engines, Inc., Canton, Massachusetts. Network Engines is a public company specializing in development, manufacturing, and distribution of server appliances for IDC, high-density servers, storage equipment (NAS) and other network products.

In 1993, Mr. Guo has earned a M.B.A. Degree from Louisiana State University, Baton Rouge, Louisiana and in 1982, he earned a B.A. Degree in English Language and Literature in Zhongshan (Sun Yat-sen) University, Guangzhou, China.

Other than teaching, Mr. Guo was heavily involved in Chinese international business. In his career, Mr. Guo has been working in management positions like president, vice president, director, general manager and project manager.

No transactions have occurred in the last two years to which the Company was a party in which Mr. Guo has had or is to have a direct or indirect material interest.  Mr. Guo has signed an employment agreement with the Company.

Mr. Weiguo Xiao, Director

Mr. Xiao, age 34, is currently the Vice General Manager of Zhongshan Hunter sourcing company; China Purchasing Representative for Tupai group, a Portuguese company; and China Purchasing Representative for Hastens, a Swedish company.

From April 2000 to April 2004, Mr. Xiao was a purchasing manager of IKEA’s subsidiary company, Modul Service AB Shenzhen representative office.

From June 1998 to April 2000, Mr. Xiao was an engineer in the technical department of Gree Electronics Appliance co. Ltd.

From March 1996 to June 1998, Mr. Xiao was working as a salesman in export department of Hengyang Metallurgy Machinery & Epuipment Export/Import Company.

From July 1990 to March 1996, Mr. Xiao was an engineer at heat treatment Sub-factory of Hengyang Non-ferrous Metallurgy Machinery General Works.

Mr. Xiao is pursuing EMBA course of Renming University of China. In 1990, he obtained a diploma from Huazhong Science and Technology University in 1990 with major in metal material and heat treatment.

No transactions have occurred in the last two years to which the Company was a party in which Mr. Xiao has had or is to have a direct or indirect material interest.  Mr. Xiao has signed an employment agreement with the Company.

Mr. Dianfu Wang, Director

Mr. Wang, age 72, was born in Liaoning province in China. From 1961 to 1979, Mr. Wang was the senior administrator of the electronic industry department under Chinese State Department. During the same period, he was also the engineer, minister, office director of the Electronic Industry Department of Fourth Engineering Department. From 1979 to 1991, he was the principle director and senior engineer of Beijing Broadcasting Equipment Company, the largest broadcasting equipment company in China.

From 1991 to 1992, Mr. Wang was promoted to be the General Economist of Chinese Electronic Company (CEC) and the director of Electronic System Authority. CEC is the largest electronic company in China and having more than 50 billion RMB in capital.

Mr. Wang was the executive director of Shenzhen Electronic Group Co. Ltd. from 1993 to 2000. Shenzhen Electronic Group Co. Ltd. is the first business group in the electronic industry in China. It owns four different publicly trade companies on the Shenzhen Stock Exchange and it is one of the largest electronic companies in Shenzhen. During these 7 years, Mr. Wang accomplished the joint ventures with Hitachi, Samsung and other international electronic giants.

From 2000 to 2004, Mr. Wang was elected to be the vice president of Chinese Electronic Company Association, president of Shenzhen Electronic Company Association. And Chairman of Chinese Manufacturers Association.

From December 2004 to April 2007, Mr. Wang was the president of the board of directors and senior consultant of Skyworth Group.

No transactions have occurred in the last two years to which the Company was a party in which Mr. Wang has had or is to have a direct or indirect material interest.  Mr. Wang has signed an employment agreement with the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Chinese Manufacturers Online Corp.

By:	/s/ Guoyou Lin
Guoyou Lin Chairman and President

Dated: July 25, 2007